SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (ESCR)
Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF (EMCR)
Xtrackers FTSE Developed ex US Multifactor ETF (DEEF)
Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)
Xtrackers High Beta High Yield Bond ETF (HYUP)
Xtrackers International Real Estate ETF (HAUZ)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)
Xtrackers Low Beta High Yield Bond ETF (HYDW)
Xtrackers MSCI All China Equity ETF (CN)
Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)
Xtrackers MSCI China A Inclusion Equity ETF (ASHX)
Xtrackers MSCI EAFE ESG Leaders Equity ETF (EASG)
Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)
Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF (EMSG)
Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)
Xtrackers MSCI Europe Hedged Equity ETF (DBEU)
Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)
Xtrackers MSCI Germany Hedged Equity ETF (DBGR)
Xtrackers MSCI Japan Hedged Equity ETF (DBJP)
Xtrackers MSCI Kokusai Equity ETF (KOKU)
Xtrackers MSCI USA ESG Leaders Equity ETF (USSG)
Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)
Xtrackers Net Zero Pathway Paris Aligned US Equity ETF (USNZ)
Xtrackers Risk Managed USD High Yield Strategy ETF (HYRM)
Xtrackers Russell US Multifactor ETF (DEUS)
Xtrackers Russell 1000 US Quality at a Reasonable Price ETF (QARP)
Xtrackers S&P 500 ESG ETF (SNPE)
Xtrackers S&P MidCap 400 ESG ETF (MIDE)
Xtrackers S&P SmallCap 600 ESG ETF (SMLE)
Xtrackers Short Duration High Yield Bond ETF (SHYL)
Xtrackers USD High Yield Corporate Bond ETF (HYLB)

On September 1, 2022, the following changes to the funds’ Prospectuses are effective.
The following replaces the first nine sentences of the second paragraph under the “Determination of Net Asset Value” sub-heading of the “INVESTING IN THE FUND” section of each fund’s statutory prospectus:
The Trust’s Board has designated the Advisor as the valuation designee for the fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5).
The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities when pricing service prices or market quotations are not readily available, including when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that as occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. In addition, fair value pricing could result in a difference between the prices used to calculate the fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
The third paragraph under the “determination of Net Asset Value” sub-heading of the “INVESTING IN THE FUND” section of each fund’s statutory prospectus is hereby deleted.
Please Retain This Supplement for Future Reference
August 31, 2022
PROSTKR22-79